SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2005

Alcan Inc.
(Exact name of Registrant as specified in its charter)

Canada
(State or other jurisdiction of incorporation)

1-3677	Inapplicable
Commission File Number	(I.R.S. Employer Identification No.)

1188 Sherbrooke Street West, Montreal, Quebec, Canada H3A 3G2 (Address of principal executive offices, including postal code)

(514) 848-8000 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               OTHER EVENTS.

On April 28, 2005, the Shareholders of Alcan Inc. (the ''Company'') approved a resolution to re-confirm the Shareholder Rights Plan which is embodied in the Shareholder Rights Agreement, dated as of December 14, 1989, approved by the Shareholders on April 26, 1990, reconfirmed by the Shareholders on April 27, 1995, amended and restated on April 22, 1999, reconfirmed by the Shareholders on April 22, 2002 and amended on April 28, 2005 between the Company and CIBC Mellon Trust Company attached as exhibit 99.

Item 9.01          FINANCIAL STATEMENTS AND EXHIBITS.

(c)        Exhibits

99.          Alcan Shareholder Rights Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCAN INC.

BY:	/s/ Roy Millington
Roy Millington
Corporate Secretary

Date: April 29, 2005

EXHIBIT INDEX

Exhibit

Number                                                   Description

(99.)                                           Alcan Shareholder Rights Agreement.